LICENSE AGREEMENTS	12 Months Ended
Dec. 31, 2011
License Agreement [Abstract]
License Agreement Disclosure [Text Block]

NOTE 7 – LICENSE AGREEMENTS

In April 2011, TG Therapeutics, Inc., acquired from LFB Biotechnologies, a fully owned subsidiary of France based LFB S.A., an option (the “License Option”) for exclusive worldwide rights (except France/Belgium) to develop and market ublituximab (“TGTX-1101”), a monoclonal antibody that targets a specific epitope on the B-cell lymphocyte CD20 antigen. In exchange for the License Option TG issued 132,000 shares of its common stock to LFB.

On January 30, 2012, TG Therapeutics exercised the License Option and entered into an exclusive license agreement with LFB Biotechnologies, GTC Biotherapeutics, and LFB/GTC LLC, all wholly-owned subsidiaries of LFB Group, relating to the development of ublituximab. Under the license agreement, we have acquired the exclusive worldwide rights (exclusive of France/Belgium) for the development and commercialization of TGTX-1101 (ublituximab). To date, we have made no payments to LFB Group and LFB Group is eligible to receive payments of up to an aggregate of approximately $31.0 million upon our successful achievement of certain clinical development, regulatory and sales milestones, in addition to royalty payments on net sales of ublituximab. The license will terminate on a country by country basis upon the expiration of the last licensed patent right or 15 years after the first commercial sale of a product in such country, unless the agreement is earlier terminated.

In connection with the license agreement, TG Therapeutics issued 7,368,000 shares of its common stock to LFB, and the Company agreed to contribute $15 million, less applicable fees and expenses associated with the financing, to TG Therapeutics to fund the development of ublituximab under the license agreement, in exchange for 7,500,000 shares of TG Therapeutics common stock.